                                                                   EXHIBIT 10.59

April 23, 2002

Michael Koehler, COO
The Feld Group, Inc.
6363 North State Highway 161, Suite 100
Irving, TX 75038

Re: Amendment to Engagement Letter Dated May 22, 2001
    -------------------------------------------------

Dear Mike:

This letter will confirm the agreement between Interliant, Inc. ("INIT" or the "Company") and The Feld Group, Inc. ("TFG") to amend certain provisions contained in the Engagement Letter dated May 22, 2001 between us ("Engagement Letter") as set forth herein.

1.   "TIMING, FEES AND EXPENSES"

     This section shall be amended by adding the following provisions:

Revised Fees and Payment Schedule: Notwithstanding anything contained herein to the contrary, the parties agree to the following payment schedule of outstanding and prospective fees and expenses due or payable to TFG hereunder:

     The Company will pay to TFG:

     (i) $100,000 promptly upon the execution by both parties of this letter for fees outstanding for the month of December 2001;

     (ii) $68,000 promptly upon the execution by both parties of this letter representing all out of pocket expenses incurred by TFG through March 15, 2002;

     (iii) all reimbursable expenses due hereunder for the balance of the term shall be paid on a monthly basis upon presentation of invoices and supporting documentation by TFG to the Company; and

     (iv) as compensation for the performance of its duties from January 1, 2002 through and including December 31, 2002, in lieu of any cash compensation or monthly fees, the Company shall issue and deliver to TFG or its nominee, the following, subject to the termination provisions below:

        (a) 4,000,000 shares of the Company's common stock, par value $.01 ("Common Stock"), which shares shall be unregistered, and shall be issued as follows: 1,000,003 shares promptly upon the execution by both parties of this letter and the balance of such shares at the rate of 333,333 per month ("Monthly Common Stock") beginning April 30, 2002 and thereafter on or about the last business day of each month during the current term through December 31, 2002; and

        (b) issue warrants to purchase 1,200,000 shares of Common Stock, at an exercise price of $.30, in the form of Warrant Agreement substantially similar to the form attached hereto as Exhibit A (the "Warrants").

2.   "TERMINTION AND SURVIVAL"

     The first paragraph of this section shall be deleted in its entirety and replaced with the following:

     Unless terminated as provided below, this Engagement Letter will terminate on December 31, 2002 ("Termination Date"). This Engagement Letter may be terminated upon thirty (30) days' written notice at any time given by one party to the other; provided, however, that notwithstanding such termination, TFG will be entitled to reimbursement for any expenses incurred and due under the provisions of this Engagement Letter that otherwise would be payable to TFG through the termination date set forth in such notice ("Early Termination Date"), plus a pro rated portion of the Monthly Common Stock due through the Early Termination Date. In the event TFG terminates this Engagement Letter pursuant to the foregoing or otherwise, or if the Company terminates this Engagement Letter for cause, then TFG will automatically forfeit (i) the right to receive any further shares of Monthly Common Stock hereunder which are not due through the Early Termination Date, and (ii) a number of the Warrants equal to the product of 100,000 and the number of calendar months between the Early Termination Date and the Termination Date.

     Notwithstanding anything to the contrary contained herein, upon a "change in control" of the Company, any Monthly Common Stock not then issued, shall become fully earned and issuable upon the occurrence of both of the following events (collectively, the "Acceleration Event"): (1) a "change in control" of the Company, and (2) after such change in control, (x) TFG's engagement by the Company or the successor entity resulting therefrom, is terminated by the Company or such successor or (y) TFG terminates this Engagement Letter due to a significant adverse change in TFG's or Bruce Graham's level of responsibility or staffing requirements as directed by the Board of Directors of the Company or such successor which is not remedied within 30 days of written notice from the TFG to such Board advising them with reasonable specificity of TFG's intention to terminate this Engagement Letter. As used herein, "change in control" shall have the same meaning as provided in the prior amendment to this Engagement Letter dated May 22, 2001 ("May Amendment").

     Except as expressly provided herein, the Engagement Letter, as originally drafted subject to the May Amendment, shall remain in full force and effect. By signing below, you acknowledge the agreement by TFG to the foregoing amended provisions.

                                                Sincerely yours,

                                                Interliant, Inc.

                                                 /s/ Francis J. Alfano
                                                --------------------------------
                                                Francis J. Alfano,
                                                Chief Financial Officer


AGREED TO:

The Feld Group, Inc.


/s/ Mike Koehler
-------------------------------
Mike Koehler
Chief Operating Officer

                                                                       Exhibit A

                                 Form of Warrant
                                 ---------------

                          COMMON STOCK PURCHASE WARRANT

     THIS WARRANT AND THE SHARES OF COMMON STOCK WHICH MAY BE PURCHASED PURSUANT TO THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION UNDER THE ACT AND THE RULES AND REGULATIONS THEREUNDER AND IN THE ABSENCE OF REGISTRATION UNDER ANY APPLICABLE STATE SECURITIES LAWS.

No. W-R______                                         Void After Expiration Date
                                                              (as defined below)

                                     WARRANT

                 TO PURCHASE 1,200,000 SHARES OF COMMON STOCK OF

                                INTERLIANT, INC.

                              Dated: April 24, 2002

     THIS WARRANT CERTIFIES THAT, for value received, Feld Partner Investment, L.P. or its transferees or assigns (the "Holder") is entitled to purchase from Interliant, Inc., a Delaware corporation (the "Company"), up to 1,200,000 fully paid and nonassessable shares (the "Shares") (as adjusted pursuant to Section 2 below) of common stock, $.01 par value ("Common Stock"), of the Company, at the price of $.30 per share (the "Exercise Price") (as adjusted pursuant to Section 2 below), subject to the provisions and upon the terms and conditions set forth below. This Warrant shall expire on March 8, 2007 (the "Expiration Date").

     1. Exercise and Payment.
        --------------------

     (a) Exercise. On or after the date of this Warrant, the purchase rights
         --------
represented by this Warrant may be exercised by the Holder, in whole or in part, by the surrender of this Warrant (together with a duly executed exercise notice (the "Notice of Exercise") in the form attached hereto as Exhibit A) at the principal office of the

Company, and, except as provided in Section 1(b) below, by the payment to the Company, by wire transfer, of an amount equal to the aggregate Exercise Price of the Shares being purchased. The purchase rights represented by this Warrant with respect to 400,000 of the Shares, shall be immediately exercisable by the Holder. Subject to the provisions of Sections 1 (a) (i) and (ii) below, the purchase rights represented by this Warrant with respect to the balance of the Shares (i.e., 800,000 of the Shares) shall become exercisable at the rate of 100,000 Shares per month on the last day of each month commencing May 31, 2002 through and including December 31, 2002. The Holder's right to exercise this Warrant shall be further subject to the following provisions:

     (i) In the event The Feld Group, Inc. ("TFG") terminates that certain engagement letter agreement between TFG and the Company dated May 22, 2001, as amended on April 23, 2002 (collectively, the "Engagement Agreement"), or if the Company terminates the Engagement Agreement for cause, then the Holder will automatically forfeit (i) the right to exercise this Warrant with respect to "X" number of Shares, with "X" being equal to the product of 100,000 multiplied by the number of calendar months between the effective date of the early termination of the Letter Agreement and December 31, 2002, pro rated for any partial calendar month. Upon such forfeiture event, this Warrant shall be of no further force and effect and the Company shall issue to the Holder a new warrant reflecting the amount of Shares issuable upon exercise of such warrant after giving effect to such forfeiture event.

     (ii) Notwithstanding anything to the contrary contained herein, the purchase rights represented by this Warrant with respect to the number of Shares not then exercisable, shall become fully and immediately exercisable upon the occurrence of both of the following events (collectively, the "Acceleration Event"): (1) a "change in control" of the Company, and (2) after such change in control, (x) TFG's engagement by the Company or the successor entity resulting therefrom, is terminated by the Company or such successor or (y) TFG terminates the Engagement Agreement due to a significant adverse change in TFG's or Bruce Graham's level of responsibility or staffing requirements as directed by the Board of Directors of the Company or such successor which is not remedied within 30 days of written notice from the TFG to such Board advising them with reasonable specificity of TFG's intention to terminate this Engagement Agreement. As used herein, "change in control" shall have the same meaning as provided in the Engagement Agreement.

     (b) Net Issuance Election. The Holder may elect to receive, without the
         ---------------------
payment by the Holder of any additional consideration, shares of Common Stock equal to the value of the Shares then exercisable under this Warrant or any portion thereof, by the surrender of this Warrant or such portion to the Company, with the net issue election notice annexed hereto as Exhibit B duly executed. Thereupon, the Company shall issue to the Holder such number of fully paid and nonassessable shares of Common Stock as is computed using the following formula:

                                  X = Y (A - B)
                                      ---------
                                         A

where

     X = the number of shares of Common Stock to be issued to the Holder pursuant to this Section 1.2(b);

     Y = the number of shares of Common Stock covered by this Warrant in respect of which the net issue election is made pursuant to this Section 1.2(b);

     A = the fair market value of one share of Common Stock which shall be the closing price of one share of Common Stock (on the last trading date preceding the date the net issue election notice is received by the Company) on any national securities exchange or automated quotation system on which the Common Stock is listed or traded; provided that if the Common Stock is not so listed or traded, the fair market value shall be the as determined in good faith by the Board of Directors of the Company, at the time the net issue election is made pursuant to this Section 1.2(b); and

     B = the Exercise Price in effect under this Warrant at the time the net issue election notice is received by the Company pursuant to this Section 1.2(b).

     The Board shall promptly respond in writing to an inquiry by the Holder as to the fair market value of one share of Common Stock.


     (c) Stock Certificates. In the event of the exercise of all or any portion
         ------------------
of this Warrant, certificates for the shares of Common Stock so purchased shall be delivered to the Holder by the Company at its own expense (including the payment by the Company of any applicable issue taxes or governmental charges imposed in connection with the issuance or delivery of the Common Stock) within a reasonable time, which shall in no event be later than ten (10) business days thereafter (or such later time as the transfer agent requires, assuming prompt notice by the Company) and, unless this Warrant has been fully exercised or has expired, a new Warrant representing the Shares with respect to which this Warrant shall not have been exercised shall also be issued to the Holder within such time.

     If this Warrant shall be surrendered for exercise within any period during which the transfer books for shares of the Common Stock or other securities purchasable upon the exercise of this Warrant are closed for any purpose, the Company shall not be required to make delivery of certificates for the securities purchasable upon such exercise until the date of the reopening of said transfer books.

     2. Adjustment of Exercise Price and Number of Shares. The number and kind
        -------------------------------------------------
of securities purchasable upon the exercise of this Warrant and the Exercise Price therefor shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

     (a) Adjustments for Subdivisions of Common Stock. If the number of shares
         --------------------------------------------
of Common Stock outstanding at any time is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split up of stock, then concurrently with the effectiveness of such dividend, subdivision or split up,
(i) the Exercise Price then in effect shall be proportionately decreased and
(ii) the number of shares of Common Stock issuable upon exercise of this Warrant shall be increased in proportion to such increase of outstanding shares of Common Stock.

     (b) Adjustments for Combinations of Common Stock. If the number of shares
         --------------------------------------------
of Common Stock outstanding at any time is decreased by a combination of the outstanding shares of Common Stock, then concurrently with the effectiveness of such combination, (i) the Exercise Price then in effect shall be proportionately increased and (ii) the number of shares of Common Stock issuable upon exercise of this Warrant shall be decreased in proportion to such decrease in outstanding shares of Common Stock.

     (c) Adjustments for Other Distributions. In the event the Company at any
         -----------------------------------
time or from time to time makes or fixes a record date for the determination of holders of Common Stock entitled to receive any distribution (excluding any repurchases of securities by the Company not made on a pro rata basis from all holders of any class of the Company securities) payable in property or in securities of the Company other than shares of Common Stock, then and in each such event the Holder of this Warrant shall receive at the time of such distribution, the amount of property or the number of securities of the Company that the Holder would have received had it exercised this Warrant on the date of such event.

     (d) Adjustments for Reclassification, Exchange and Substitution. Except as
         -----------------------------------------------------------
provided in Section 4 upon a Notice Event, if the Common Stock issuable upon exercise of this Warrant shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for above), this Warrant shall thereafter be exercisable for the purchase of, in lieu of the number of shares of Common Stock which the Holder would otherwise have been entitled to receive, a number of shares of such other class or classes of stock equivalent to the number of shares of Common Stock that would have been received by the Holder upon exercise of this Warrant immediately before that change. In addition, to the extent applicable in any reorganization or recapitalization, provision shall be made by the Company with the successor or surviving entity, if not the Company, so that the Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant the number of shares of stock or other securities or property of the Company or otherwise, to which the Holder would have been entitled on such reorganization or recapitalization had the Holder exercised the Warrant in its entirety immediately prior to such change.

     (e) Notification. Upon any increase or decrease in the number of Shares
         ------------
purchasable upon the exercise of this Warrant or the Exercise Price, the Company shall, within a reasonable period thereafter, deliver written notice thereof to the Holder, which notice shall state the increased or decreased number of Shares purchasable upon the exercise of this Warrant and the adjusted Exercise Price, setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based.

     3. Merger, Consolidation, or Liquidation.
        -------------------------------------

     (i) If (A) the Company consolidates with or merges into another entity and is not the survivor, or sells or conveys substantially all of its property, and
(B) in connection therewith, shares of stock, other securities, property, or cash (collectively, "Merger Consideration") are issuable or deliverable in exchange for the Company's capital stock, then (C) the Company shall give the Holder at least 10 days prior written notice of the consummation of such transaction and (D) the Holder may thereafter, at its option, exercise the Warrant or acquire in lieu of the shares of Common Stock issuable upon exercise of this Warrant the Merger Consideration which the Holder could have received had the Holder exercised this Warrant in its entirety, immediately prior to such merger, sale or conveyance.

     (ii) If the Company receives notice that a purchase, tender or exchange offer has been made to the holders of more than 50% of the outstanding Common Stock (on an as converted basis), the Company shall give the Holder reasonable notice thereof.

     4. Notice of Certain Events. In the event (a "Notice Event"): (a) the
        ------------------------
Company authorizes the issuance to all holders of any class of its capital stock rights or warrants to subscribe for or purchase shares of its capital stock, or any other subscription rights or warrants; (b) the Company authorizes the distribution to all holders of any class of its capital stock evidences of indebtedness or assets; (c) of any capital reorganization or reclassification of the Warrant Shares or the Company's Common Stock, other than a subdivision or combination of the outstanding Common Stock and other than a change in par value of the Common Stock; (d) of any liquidation or merger to which the Company is a party and for which approval of any of the Company's stockholders is required, other than a consolidation or merger in which the Company is a continuing corporation and that does not result in any reclassification or change of the shares of Common Stock issuable upon the exercise of this Warrant; (e) of the conveyance or transfer of the Company's properties and assets, substantially as an entirety; or (f) of the Company's voluntary or involuntary dissolution, liquidation or winding-up; then the Company shall cause to be mailed by certified mail to the Holder, at least 10 days prior to the applicable record or effective date hereinafter specified, a notice stating the dates as of which (x) the holders of capital stock of record to be entitled to receive any such rights, warrants or distributions or to be entitled to vote on such Notice Event are to be determined, (y) such Notice Event is expected to become effective, and
(z) it is expected that Holders of record of Warrants shall be entitled to exchange or sell their shares of Common Stock issuable upon the exercise of this Warrant for securities or other property, if any, deliverable upon such Notice Event.

     5. Fractional Shares. No fractional shares of Common Stock will be issued
        -----------------
in connection with any exercise hereunder. In lieu of such fractional shares the Company shall make a cash payment therefor based upon the Fair Market Value (as defined below) of the Common Stock on the date of exercise. For the purposes hereof "Fair Market Value" of a share of Common Stock as of a particular date means: (a) if traded on an exchange or the over-the-counter market, quoted on the Nasdaq National Market or reported by the National Quotation Bureau, then the most recently reported closing or bid price, (b) if conversion or exercise is simultaneous with an underwritten public offering registered under the Act, the public offering price (before deducting commissions, discounts or expenses) per share sold in such offer, and (c) otherwise, the price, not less than book value, determined in good faith and in such reasonable manner as prescribed by a majority of Company's Directors who are not Company officers or employees (the "Outside Directors"); provided, however that (i) Company shall notify the Holder of such price within ten days; (ii) the Holder shall have ten days after receipt of such notice to dispute such price by written notice to Company; (iii) the Holder and Company shall thereafter mutually agree upon an appraiser to determine a Fair Market Value binding upon the Holder and Company; and (iv) Company and the Holder shall split equally the costs of such appraisal unless the Fair Market Value determined thereby is 110% or more of that determined by the Outside Directors, in which case Company shall bear the full costs of such appraisal.

     6. Restrictions on Transfer.
        ------------------------

     (a) Restrictive Legend. Each certificate representing (i) the Shares and
         ------------------
(ii) any other securities issued in respect of the Shares upon any stock split, stock dividend or recapitalization (collectively, the "Restricted Securities"), shall bear the following legend:

          The Shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under any applicable state securities laws and neither the Shares nor any interest therein may be sold, transferred, pledged or otherwise disposed of in the absence of such registration or an exemption from registration under such Act and the rules and regulations thereunder and in the absence of registration or an exemption from registration under any applicable state securities laws.

     (b) Ownership of Warrant. The Company may deem and treat the person in
         --------------------
whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by any person other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer as provided in this Section 6.

     (c) Transfer of the Warrant. Upon transfer of the Warrant pursuant to this
         -----------------------
Section 6(c), the Company shall at the request of Holder and upon surrender of the Warrant to the Company, with a duly executed Assignment Form in the form of Exhibit C promptly issue new Warrants in the names and amounts requested by the Holder to replace the surrendered Warrant.

     7. Miscellaneous.
        -------------

     (a) No Rights of Stockholders. This Warrant does not entitle the Holder to
         -------------------------
any voting rights as a stockholder of the Company prior to the exercise of the Warrant; further, the Holder has no liability as to the Exercise Price.

     (b) No Impairment. The Company will not, by amendment of its Certificate of
         -------------
Incorporation, as amended, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but it will at all times in good faith assist in the carrying out of all of the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

     (c) Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the
         -------------------------------------------------
Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

     (d) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the
         ---------------------------------
taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day that is not a Saturday or a Sunday or a legal holiday.

     (e) Expiration of Warrant. Notwithstanding any other provision of this
         ---------------------
Warrant, this Warrant shall expire and shall no longer be exercisable at 12:00 a.m., New York time, on the Expiration Date.

     (f) Governing Law. This Warrant shall be governed by and construed in all
         -------------
respects in accordance with the laws of the State of New York without giving effect to the conflicts of laws provisions thereof.

     (g) Entire Agreement; Amendment. This Warrant constitutes the full and
         ---------------------------
entire understanding and agreement between the parties with regard to the subjects hereof. Neither this Warrant nor any term hereof may be amended, waived, discharged, or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

     (h) Successors and Assigns. Except as otherwise provided herein, the
         ----------------------
provisions hereof shall inure to the benefit of, and be binding upon, the permitted successors and assigns, heirs, executors, and administrators of the Company and the Holder.

     (i) Notices, etc. All notices and other communications required or
         ------------
permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, by overnight courier, or otherwise delivered by hand or by messenger or sent by facsimile and confirmed by mail, addressed (a) if to the Company, at Two Manhattanville Road, Purchase, New York 10577,
Attention: General Counsel, and (b) if to the Holder, at the address of the Holder set forth on the signature page of this Warrant. Each such notice or other communication shall for all purposes of this Warrant be treated as effective or having been given when delivered if delivered personally, or, if sent by facsimile, mail or by Federal Express or other reputable overnight carrier, upon receipt.

        [The remainder of this page has been intentionally left blank.]

                      [Signature page to Warrant No. W-R__]

Issued as of the 24th day of April, 2002


                                       INTERLIANT, INC.


                                       By:
                                          ------------------------------
                                          Francis J. Alfano,
                                          Chief Financial Officer


                                       Address: Two Manhattanville Road,
                                                Purchase, New York 10577

WARRANT HOLDER:

FELD PARTNER INVESTMENT, L.P.
-----------------------------

By:
    ---------------------------
    Mike Koehler,
    Chief Operating Officer


Address:  c/o The Feld Group, Inc.
          6363 North State Highway 161, Suite 100
          Irving, TX  75038
          Attention: Mike Koehler

                                    EXHIBIT A

                               NOTICE OF EXERCISE

TO:      INTERLIANT, INC.
         Two Manhattanville Road,
         Purchase, New York 10577
         Attention:  General Counsel


     The undersigned hereby elects to purchase _________ shares of Common Stock of INTERLIANT, INC. pursuant to the terms of this Warrant, and tenders herewith payment of the purchase price of such shares in full.

     Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

                                    ------------------------------
                                                (Name)

                                    ------------------------------

                                    ------------------------------
                                               (Address)

     The undersigned hereby represents and warrants that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares.

                                    ------------------------------------
                                                (Signature)

                                    Title:_______________________________


------------------------
         (Date)

                                    EXHIBIT B
                                    ---------

                            NET ISSUE ELECTION NOTICE
                            -------------------------

TO:      INTERLIANT, INC.
         Two Manhattanville Road,
         Purchase, New York 10577
         Attention:  General Counsel


     The undersigned hereby elects to receive _________ shares of Common Stock of INTERLIANT, INC. pursuant to the terms of Section 1.2(b) of this Warrant, by surrender of the applicable portion of this Warrant.

     Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

                                    ------------------------------
                                                (Name)

                                    ------------------------------

                                    ------------------------------
                                               (Address)


         The undersigned hereby represents and warrants that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares.

                                         ------------------------------------
                                                           (Signature)
                                         Title:_______________________________


------------------------
         (Date)

                                    EXHIBIT C

                                 ASSIGNMENT FORM

                  (To be signed only upon transfer of Warrant)




     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________________________, whose address is _____________________, the right represented by the attached Warrant to purchase _________ shares of Common Stock of INTERLIANT, INC., to which the attached Warrant relates.

     Dated:____________________




                                     ------------------------------------------
                                     (Signature must conform in all respects to name of Holder as specified on the face of the Warrant)



                                     ------------------------------------------
                                                  (Address)


Signed in the presence of:


--------------------------